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

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                      --------------------------



                                                               FORM 8-K



                                                            CURRENT REPORT
                                                PURSUANT TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934


                                                     DATE OF REPORT: JULY 9, 2003



                                                         CENTURY BANCORP, INC.
                                        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              MASSACHUSETTS                                 ______
     (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                      04-2498617
              INCORPORATION)                                0-15752                  (IRS EMPLOYER IDENTIFICATION NO.)

            400 MYSTIC AVENUE                                                                      02155
               MEDFORD, MA                                                                      (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                        (781) 391-4000
                                                (REGISTRANT'S TELEPHONE NUMBER,
                                                     INCLUDING AREA CODE)


----------------------------------------------------------------------------------------------------------

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits
99.1 Century Bancorp, Inc. press release dated July 9, 2003 for the quarter ended June 30, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

     On July 9, 2003, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing second quarter 2003 earnings. This information is being provided under Items 9 and 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTURY BANCORP, INC.

                                        /s/ Paul V. Cusick, Jr.
                                        --------------------------------
                                        Paul V. Cusick, Jr.
                                        Chief Financial Officer

Dated:   July 10, 2003

                                                                   Exhibit 99.1


[GRAPHIC OMITTED]

       NEWS RELEASE

        FOR IMMEDIATE RELEASE
        Contact:  Paul V. Cusick, Jr.
        Phone:   (781) 393-4601
        Fax:     (781) 393-4071

                  CENTURY BANCORP, INC. REPORTS SECOND QUARTER
                    RESULTS AND DECLARES QUARTERLY DIVIDEND

        MEDFORD, MA, JULY 9, 2003---Century Bancorp Inc. (NASDAQ:CNBKA) () ("the Company") today announced net income of $5,080,000, or $0.92 per share diluted, for the second quarter ended June 30, 2003, compared to net income of $3,636,000, or $0.66 per share diluted, for the second quarter of 2002. Included in income for the quarter ended June 30, 2003 is an after-tax benefit of $2,040,000 of previously accrued tax expense. This benefit was the result of an agreement with the Massachusetts Department of Revenue ("DOR") settling a dispute related to taxes that the DOR claimed were owed from the Company's Real Estate Investment Trust subsidiary ("REIT"). Under the terms of the agreement, the Company paid $3,138,000, representing 50% of the amount assessed for the years 1999 through 2002 plus interest. The payment is deductible for federal tax purposes. For the first six months of 2003, net income totaled $5,285,000 or $0.95 per share diluted, compared to $6,640,000, or $1.20 per share diluted, for the same period a year ago. Included in income for the first six months of 2003 is the previously announced net tax charge of $1,183,000 associated with the REIT settlement.

        At June 30, 2003, total equity capital was $103.2 million compared to $92.9 million at June 30, 2002. Century's leverage ratio stood at 7.40% on June 30, 2003, compared to 8.81% for the same period a year ago. Book value as of June 30, 2003 was $18.70 per share compared to $16.83 for the same period last year.

        Century's allowance for loan losses was $9.0 million, or 1.82% of loans outstanding at the end of the second quarter, compared to $7.7 million, or 1.55% of loans outstanding at June 30, 2002. Non-accruing loans totaled $1.0 million at June 30, 2003, compared to $0.5 million at the end of the previous quarter and $0.7 million at June 30, 2002.
                                   --more --

        Net interest income totaled $23.3 million for the six months ended June 30, 2003, versus $22.7 million for the same period in 2002. The 2.9% increase in net interest income for the year-to-date is mainly due to a 27.1% increase in the average balances of earning assets, combined with a similar increase in deposits and borrowed funds. The increase in volume was mainly the result of an acquisition of $192.7 million of deposits from Capital Crossing Bank during the first quarter of 2003. This increase in volume was mostly offset by a seventy-four basis point decrease in the net interest margin. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

        Century's Board of Directors voted a regular quarterly dividend of
        11.00 cents ($0.11) per share on Century Class A common stock, and 5.50 cents ($0.0550) per share on Century Class B common stock. The dividends were declared payable August 15, 2003 to stockholders of record on August 1, 2003.


        Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating nineteen full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

        Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

        This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.


Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
June 30, 2003 and 2002    (000's)
                                                                        June 30,             June 30,
Assets                                                                    2003                 2002
Cash and Due From Banks                                                      $67,624             $49,124
Federal Funds Sold and Interest-bearing Deposits In Other
Banks                                                                          3,014              45,520

Securities Available-For-Sale (AFS)                                          818,919             572,508

Securities Held-to-Maturity                                                  183,644             128,390

Loans:
  Commercial & Industrial                                                     43,673              50,455
  Construction & Land Development                                             39,950              42,433
  Commercial Real Estate                                                     270,726             269,267
  Residential Real Estate                                                     90,987              94,650
  Consumer and Other                                                           7,951               8,307
  Home Equity                                                                 43,949              32,473
                                                                     ----------------     ---------------

    Total Loans                                                              497,236             497,585
    Less: Allowance for Loan Losses                                            9,036               7,720
                                                                     ----------------     ---------------

    Net Loans                                                                488,200             489,865

Bank Premises and Equipment                                                   15,726              12,016
Accrued Interest Receivable                                                    9,464               9,456
Goodwill                                                                       2,717               2,717
Core Deposit Intangible                                                        3,391                  67
Other Assets                                                                  17,054              13,130
                                                                     ----------------     ---------------

      Total Assets                                                        $1,609,753          $1,322,793
                                                                     ================     ===============

Liabilities
Demand Deposits                                                             $269,426            $222,774

Interest Bearing Deposits:
  Savings and NOW Deposits                                                   278,721             208,373
  Money Market Accounts                                                      443,371             305,152
  Time Deposits                                                              298,526             216,933
                                                                     ----------------     ---------------

    Total Interest Bearing                                                 1,020,618             730,458
                                                                     ----------------     ---------------

      Total Deposits                                                       1,290,044             953,232

Borrowed Funds:
  Securities Sold Under Agreements to Repurchase                              49,620              56,890
  Federal Home Loan Bank Advances and Other                                  112,431             170,413
                                                                     ----------------     ---------------

    Total Borrowed Funds                                                     162,051             227,303

  Other Liabilities                                                           25,698              20,625
  Long Term Debt                                                              28,750              28,750
                                                                     ----------------     ---------------

  Total Liabilities                                                        1,506,543           1,229,910

Stockholders' Equity
Common Stock                                                                   5,950               5,949
Additional Paid-In Capital                                                    11,149              11,122
Retained Earnings                                                             86,058              75,872


Treasury Stock                                                                (5,982)             (5,982)
Accumulated Other Comprehensive Income, Net of
Taxes                                                                          6,035               5,922
                                                                     ----------------     ---------------

  Total Stockholders' Equity                                                 103,210              92,883
                                                                     ----------------     ---------------

      Total Liabilities & Stockholders' Equity                            $1,609,753          $1,322,793
                                                                     ================     ===============


Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
June 30, 2003 and 2002  (000's)
            (unaudited)

                                                                               Quarter                    Year-to-date
                                                                    --------------------------    ---------------------------
                                                                       2003           2002           2003           2002
                                                                    --------------------------    ---------------------------

Interest Income:
  Loans                                                                 $8,387         $8,929        $16,920         $17,516
  Securities Held-to-Maturity                                            1,804          1,825          3,323           3,784
  Securities Available-for-Sale                                          7,776          6,894         15,394          12,989
  Federal Funds Sold and Interest-bearing Deposits In Other
Banks                                                                      143            138            212             279
                                                                    -----------    -----------    -----------    ------------

    Total Interest Income                                               18,110         17,786         35,849          34,568

Interest Expense:
  Savings and NOW Deposits                                                 449            651            943           1,236
  Money Market Accounts                                                  1,558          1,170          2,711           2,195
  Time Deposits                                                          2,296          1,778          4,203           3,687
  Securities Sold Under Agreements to Repurchase                           124            184            264             373
  FHLB Borrowings, Other Borrowed Funds and Long Term
Debt                                                                     2,035          2,304          4,401           4,402
                                                                    -----------    -----------    -----------    ------------

    Total Interest Expense                                               6,462          6,087         12,522          11,893
                                                                    -----------    -----------    -----------    ------------

    Net Interest Income                                                 11,648         11,699         23,327          22,675

      Provision For Loan Losses                                            225            300            450             600
                                                                    -----------    -----------    -----------    ------------

    Net Interest Income After
      Provision for Loan Losses                                         11,423         11,399         22,877          22,075

Other Operating Income
  Service Charges on Deposit Accounts                                    1,201          1,113          2,346           2,190
  Lockbox Fees                                                             917            972          1,718           1,859
  Brokerage Commissions                                                    127            320            262             587
  Other Income                                                             259            574            486             791
                                                                    -----------    -----------    -----------    ------------

    Total Other Operating Income                                         2,504          2,979          4,812           5,427

Operating Expenses
  Salaries                                                               4,393          4,341          8,434           8,472
  Employee Benefits                                                      1,284          1,055          2,606           2,147
  Occupancy                                                                651            528          1,301           1,099
  Equipment                                                                493            538            781           1,077
  Other                                                                  2,173          2,182          4,211           4,217
                                                                    -----------    -----------    -----------    ------------

    Total Operating Expenses                                             8,994          8,644         17,333          17,012
                                                                    -----------    -----------    -----------    ------------

      Income Before Income Taxes                                         4,933          5,734         10,356          10,490



Income Tax Expense
  Provision for Income Taxes                                             1,899          2,098          3,888           3,850
  Retroactive REIT Settlement                                           (2,046)             0          1,183               0
                                                                    -----------    -----------    -----------    ------------

    Total Income Tax (Benefit) Expense                                    (147)         2,098          5,071           3,850

      Net Income                                                        $5,080         $3,636         $5,285          $6,640
                                                                    ===========    ===========    ===========    ============








Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
June 30, 2003 and 2002    (000's)

                                                                             June 30,               June 30,
Assets                                                                         2003                   2002
Cash and Due From Banks                                                            $59,634                $53,927
Federal Funds Sold and Interest-Bearing Deposits in Other
Banks                                                                               36,313                 33,611

Securities Available-For-Sale (AFS)                                                798,328                524,861
Securities Held-to-Maturity                                                        140,105                132,041

    Total Loans                                                                    500,661                470,336
    Less: Allowance for Loan Losses                                                  8,754                  7,438
                                                                        -------------------     ------------------

    Net Loans                                                                      491,907                462,898

Bank Premises and Equipment                                                         14,394                 11,531
Accrued Interest Receivable                                                         10,264                  9,127
Goodwill                                                                             2,717                  2,715
Core Deposit Intangible                                                                969                    116
Other Assets                                                                        15,669                 13,130
                                                                        -------------------     ------------------

      Total Assets                                                              $1,570,300             $1,243,957
                                                                        ===================     ==================

Liabilities
Demand Deposits                                                                   $253,755               $220,272

Interest Bearing Deposits:
  Savings and NOW Deposits                                                         301,903                237,026
  Money Market Accounts                                                            382,063                243,651
  Time Deposits                                                                    285,735                198,689
                                                                        -------------------     ------------------
    Total Interest Bearing                                                         969,701                679,366
                                                                        -------------------     ------------------

      Total Deposits                                                             1,223,456                899,638

Borrowed Funds:
  Securities Sold Under Agreements to Repurchase                                    53,576                 65,959
  Federal Home Loan Bank Advances and Other                                        143,524                145,004
                                                                        -------------------     ------------------

    Total Borrowed Funds                                                           197,100                210,963



  Other Liabilities                                                                 20,409                 17,029
  Long Term Debt                                                                    28,750                 28,750
                                                                        -------------------     ------------------

  Total Liabilities                                                              1,469,715              1,156,380

Stockholders' Equity
Common Stock                                                                         5,949                  5,947
Additional Paid-In Capital                                                          11,128                 11,099
Retained Earnings                                                                   83,225                 73,106
Treasury Stock                                                                     (5,982)                (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                                 6,265                  3,407
                                                                        -------------------     ------------------

  Total Stockholders' Equity                                                       100,585                 87,577
                                                                        -------------------     ------------------

      Total Liabilities & Stockholders' Equity                                  $1,570,300             $1,243,957
                                                                        ===================     ==================


Total Earning Assets                                                             1,475,407              1,160,849
                                                                        ===================     ==================





Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
June 30, 2003 and 2002  (000's)

                                                                              2003                        2002
                                                                       --------------------     ------------------

PERFORMANCE MEASURES:

Earnings per average share, basic, quarter                                           $0.92                       $0.66
Earnings per average share, diluted, quarter                                         $0.92                       $0.66
Earnings per average share, basic , year-to-date                                     $0.96                       $1.20
Earnings per average share, diluted, year-to-date                                    $0.95                       $1.20
Return on average assets, year-to-date                                               0.68%                       1.08%
Return on average stockholders' equity, year-to-
date                                                                                10.59%                      15.29%
Net interest margin (taxable equivalent), year-to-
date                                                                                 3.19%                       3.93%
Efficiency ratio, year-to-date                                                       61.6%                       60.5%
Book value per share                                                                $18.70                      $16.83
Tangible book value per share                                                       $17.59                      $16.33
Tangible capital / tangible assets                                                   6.06%                       6.83%


Common Share Data:
   Average shares outstanding, basic, quarter                                    5,518,093                   5,515,982
   Average shares outstanding, basic, year-to-date                               5,538,547                   5,515,767
   Average shares outstanding, diluted, quarter                                  5,517,856                   5,536,224
   Average shares outstanding, diluted, year-to-
date                                                                             5,537,962                   5,530,548

   Shares outstanding Class A                                                    3,404,100                   3,396,870


   Shares outstanding Class B                                                    2,115,100                   2,120,530
                                                                       --------------------        --------------------
     Total shares outstanding                                                    5,519,200                   5,517,400
                                                                       ====================        ====================


ASSETS QUALITY AND OTHER DATA:

Allowance for loan losses / loans                                                    1.82%                       1.55%
Nonaccrual loans                                                                      $994                        $674
Nonperforming assets                                                                  $994                        $674
Loans 90 days past due and still accruing                                               $0                        $324
Net (recoveries) charge-offs                                                         ($80)                          $8

Leverage ratio                                                                       7.40%                       8.81%
Tier 1 risk weighted capital ratio                                                  17.03%                      17.19%
Total risk weighted capital ratio                                                   18.28%                      18.37%
Total risk weighted assets                                                        $704,940                    $656,352